                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Sec. 240.14a-12

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
                (Name of Registrant as Specified in Its Charter)

          -----------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transactions applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
                              40 West 57th Street
                               New York, NY 10019
    ------------------------------------------------------------------------

                     NOTICE OF SPECIAL MEETING OF INVESTORS
                           TO BE HELD ON MAY 27, 2005

    ------------------------------------------------------------------------

To the Members:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF INVESTORS (the "Special Meeting") of the BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") will be held on May 27, 2005 at 2:00 p.m., Eastern Time, at the offices of the Fund's agent, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Special Meeting is being held to consider and vote on the following proposals:

Proposal 1:     To elect a Manager to the Board of Managers of the Fund;

Proposal 2:     To approve a new Investment Advisory Agreement between the Fund and Liberty Asset Management Company; and

Proposal 3:     To transact such other business as may properly come before the
                Special Meeting and any adjournments thereof.

Investors of record of the Fund at the close of business on April 5, 2005 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof.

Investors are invited to attend in person. If you plan to attend the Special Meeting, please indicate this on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

If you have any questions before you vote, please contact the Fund by calling toll-free (888) 786-9977.

By Order of the Board of Managers

Lawrence R. Morgenthal
President
BACAP Alternative Multi-Strategy Fund, LLC

                                IMPORTANT NOTICE

       At a Special Meeting of Investors of the Fund to be held on May 27, 2005, Investors will have the opportunity to vote on two proposals relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing these proposals.

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

Q.    WHY IS THE FUND HOLDING A SPECIAL MEETING?

A. The Fund's Board of Managers (the "Board") is seeking Investor approval for the election of a Manager to the Board of Managers ("Proposal 1") and approval for a new Investment Advisory Agreement between the Fund and Liberty Asset Management Company ("Proposal 2").

Q.    WHY IS A SHAREHOLDER VOTE NECESSARY?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), requires Investors to vote on an investment advisory agreement whenever there is a change in the investment adviser. Therefore, the Board is holding the Special Meeting to ensure the Fund's continued compliance with the 1940 Act by providing a forum for Investors to approve the Fund's Investment Advisory Agreement with Liberty Asset Management Company.

Q. WILL THE NEW INVESTMENT ADVISORY AGREEMENT DIFFER SUBSTANTIALLY FROM THE CURRENT INVESTMENT ADVISORY AGREEMENT?

A. No. The proposed new Investment Advisory Agreement contains substantially similar provisions and does not differ significantly in substance from the current Investment Advisory Agreement under which services are provided to the Fund. If approved, the new Investment Advisory Agreement will continue for an initial term running through October 31, 2006 and may continue annually thereafter upon approval by a vote of a majority of the outstanding voting securities of the Fund or by the Board.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" each proposal. All of the Managers are "Independent Managers," meaning that they are not "interested persons" of the Fund as defined in the 1940 Act.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that each separate proposal can be acted upon. We encourage all Investors to participate in the governance of the Fund. A plurality of the votes cast is required for approval of Proposal 1. Approval of Proposal 2 requires the affirmative vote of Investors holding a majority of the value of the Fund's capital accounts on the Record Date.

      In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.    WHO CAN I CALL IF I HAVE QUESTIONS?

A. We will be pleased to answer your questions about this proxy solicitation. Please call the Fund toll-free at (888) 786-9977 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.    HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the meeting in person.

                                PROXY STATEMENT

            SPECIAL MEETING OF INVESTORS TO BE HELD ON MAY 27, 2005

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers (the "Board") of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") for use at the Special Meeting of Investors of the Fund (the "Special Meeting") to be held on May 27, 2005 at 2:00 p.m. Eastern Time at the offices of the Fund's agent, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. This Proxy Statement and the accompanying proxy card were mailed to Investors on or about April 22, 2005. The close of business on April 5, 2005 has been fixed as the record date (the "Record Date") for the determination of Investors entitled to notice of and to vote at the Special Meeting. Investors vote in proportion to their capital account balances on the Record Date. At the close of business on the Record Date, the total of the capital account balances of all Investors was approximately $71 million (excluding capital account balances of Banc of America Capital Management, LLC ("BACAP" or the "Adviser"), the Fund's investment adviser). (The Fund generally computes its net asset value as of the last business day of each month. Investors' capital account balances as of the Record Date are based on the Fund's computation of its net asset value as of March 31, 2005 and new investments in the Fund that Investors made as of April 1, 2005.)

       All proxies solicited by the Board that are properly executed and received by the Fund's Secretary before the Special Meeting will be voted at the Special Meeting in accordance with the Investors' instructions. Any Investor may revoke the Investor's proxy at any time before the vote by notifying the Fund of revocation in writing, delivering to the Secretary a duly executed proxy card bearing a later date, or attending the Special Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Special Meeting. If no instruction is given on a signed and returned proxy card for any proposal, it will be voted "FOR" all proposals as to which no instruction is given and the proxies may vote, in their discretion, with respect to other matters not now known to the Board that may be presented at the Special Meeting.

       The presence in person or by proxy of Investors holding a majority of the total number of votes eligible to be cast by all Investors as of the Record Date constitutes a quorum. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the Special Meeting. The inspectors will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Managers, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposal, abstentions and broker non-votes have the effect of a negative vote.

       If sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question present in person or by proxy at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required other than announcement at the Special Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal. The Fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other proposal.

       The affirmative vote of a plurality of the votes cast (measured by capital account balances) is necessary to elect Managers to the Board. There is no cumulative voting in the election of Managers. For the purposes of the election of Managers, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required. The approval of the proposed new Investment Advisory Agreement requires the affirmative vote (measured by capital account balances) of "a majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to mean the vote (i) of 67 percent or more of the interests present at the Special Meeting, if the holders of more than 50 percent of the interests of the Fund outstanding as of the Record Date are present or represented by proxy, or (ii) of more than 50 percent of the interests of the Fund outstanding as of the Record Date, whichever is less. Investors do not have any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Special Meeting.

       YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2004 OR THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 2004 BY WRITING THE FUND AT 40 WEST 57TH STREET, NEW YORK, NY 10019 OR BY CALLING TOLL-FREE (888) 786-9977. THESE REPORTS HAVE BEEN PREVIOUSLY MAILED TO INVESTORS.

                                   PROPOSAL 1
                              ELECTION OF MANAGER

       The Board is proposing that Investors approve the election of Alan Brott to serve as a Manager of the Fund ("Manager Nominee"). Mr. Brott currently serves as a Manager of the Fund, and has done so since June 27, 2003, when he was selected by the Nominating Committee of the Board, which is comprised entirely of the Independent Managers of the Board, and appointed by the full Board. "Independent Managers" are Managers who are not "interested persons" of the Fund as that term is defined in the 1940 Act.

INFORMATION REGARDING MANAGER NOMINEE

       The name and age of the Manager Nominee, his principal occupation during the past five years and certain of his other affiliations are provided below. The Manager Nominee will not serve as an officer of the Fund. The Manager Nominee has agreed to continue to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Manager Nominee. If the Manager Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other nominee(s) as the Board may recommend.

  ------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                         PRINCIPAL      FUNDS IN
                                          LENGTH OF    OCCUPATION(S)      FUND
                                            TIME        HELD DURING     COMPLEX*
                           POSITION      SERVED, AND        THE         OVERSEEN         OTHER
      NAME, AGE AND        WITH THE        TERM OF       PAST FIVE         BY        DIRECTORSHIPS
     MAILING ADDRESS         FUND          OFFICE          YEARS         NOMINEE         HELD
     ---------------       --------      -----------   -------------    ---------    -------------
  ------------------------------------------------------------------------------------------------
  Alan Brott (61) c/o       Manager     Since 2003;    Consultant           3            None
  BACAP Alternative                     indefinite     (financial),
  Multi-Strategy Fund,                  term.          since October
  LLC 40 West 57th                                     1991;
  Street                                               Associate
  New York, NY 10019                                   Professor,
                                                       Columbia
                                                       University
                                                       Graduate
                                                       School of
                                                       Business,
                                                       since
                                                       September
                                                       2000.
  ------------------------------------------------------------------------------------------------

* The "Fund Complex" consists of all registered investment companies advised by the Adviser and its affiliates or that hold themselves out to investors as companies related to the Fund for purposes of investment or investor services.

INFORMATION REGARDING CURRENT INVESTOR-ELECTED MANAGERS OF THE FUND

       The names and ages of the current Managers of the Fund (other than the Manager Nominee), their principal occupations during the past five years and certain of their other affiliations are provided below. The Board held four meetings during the Fund's most recent fiscal year.

  ------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                         PRINCIPAL      FUNDS IN
                                          LENGTH OF    OCCUPATION(S)      FUND
                                            TIME        HELD DURING     COMPLEX*
                           POSITION      SERVED, AND        THE         OVERSEEN         OTHER
      NAME, AGE AND        WITH THE        TERM OF       PAST FIVE         BY        DIRECTORSHIPS
     MAILING ADDRESS         FUND          OFFICE          YEARS         MANAGER         HELD
     ---------------       --------      -----------   -------------    ---------    -------------
  ------------------------------------------------------------------------------------------------
  Thomas W. Brock (57)      Manager     Since 2003;    Adjunct              3         Blythedale
  c/o BACAP Alternative                 indefinite     Professor,                     Children's
  Multi-Strategy Fund,                  term.          Columbia                      Hospital and
  LLC 40 West 57th                                     University                      WestHab.
  Street                                               Graduate
  New York, NY 10019                                   School of
                                                       Business,
                                                       since 1998;
                                                       Chairman,
                                                       CEO, Salomon
                                                       Brothers
                                                       Asset
                                                       Management,
                                                       Inc. from
                                                       1993 to 1998.
  ------------------------------------------------------------------------------------------------
  Thomas G. Yellin (51)     Manager     Since 2003;    President, PJ        3            None
  c/o BACAP Alternative                 indefinite     Productions,
  Multi-Strategy Fund,                  term.          since
  LLC 40 West 57th                                     December
  Street                                               2002;
  New York, NY 10019                                   Executive
                                                       Producer, ABC
                                                       News from
                                                       August 1989
                                                       to December
                                                       2002.
  ------------------------------------------------------------------------------------------------

* The "Fund Complex" consists of all registered investment companies advised by the Adviser and its affiliates or that hold themselves out to investors as companies related to the Fund for purposes of investment or investor services.

BOARD COMMITTEES

       The Board has established a Nominating Committee comprised of Messrs. Brock, Brott and Yellin. The duties and functions of the Nominating Committee include reviewing candidates for and making nominations of Independent Managers to the Board, periodically reviewing the composition of the Board to determine whether for any reason it may be appropriate to add new Managers, and reviewing the membership of each committee established by the Board. The Nominating Committee operates under a charter that was adopted by the Board on January 13, 2003 and is attached as Appendix A. The Nominating Committee does not have a policy with regard to the consideration of any Manager candidates recommended by Investors, as the Fund does not hold annual meetings to elect Managers. During the Fund's most recent fiscal year, the Nominating Committee held no meetings.

       The Board has established an Audit Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting processes and audits of the Fund's financial statements, the Fund's internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent accountants and the Board. The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee. The Audit Committee operates under a charter that was most recently approved by the Board on March 28, 2005 and is attached as Appendix B. The Audit Committee is required to meet at least twice annually. During the Fund's most recent fiscal year the Audit Committee held four meetings.

       The Board of Managers, including a majority of the Independent Managers, selected PricewaterhouseCoopers LLP ("PWC") as independent accountants for the Fund for the fiscal years ended March 31, 2004 and March 31, 2005, respectively. PWC has advised the Fund that, to the best of its knowledge and belief, as of its report dated March 23, 2005, no PWC professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PWC will not be present at the Special Meeting, but will be available by telephone to respond to appropriate questions that may arise and to make a statement if the representatives choose to do so.

       In connection with the audited financial statements included in the Fund's Annual Report for its fiscal year ended March 31, 2004, the Audit Committee met on May 20, 2004 and June 16, 2004 to review and discuss the audited financial statements with management and the independent accountants, and discussed the results of the audit of these financial statements with the independent accountants.

       The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

       Based on the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended March 31, 2004 be included in the Fund's annual report to Investors for that year.

       The members of the Audit Committee are Messrs. Brock, Brott and Yellin, each of whom is an Independent Manager. The Fund has not determined whether the members of the Audit Committee (and Nominating Committee) are "independent" under the rules of any national securities exchange or national securities association registered under the Securities Exchange Act of 1934, as amended. The Fund's interests are not listed or traded on any registered national securities exchange and are not listed, traded or quoted on any stock market subject to the rules of any national securities association. The Audit Committee members are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent."

INDEPENDENT ACCOUNTANTS' FEES

       The following paragraphs include information about the fees paid to the Fund's independent accountants for the two most recent fiscal years. Because the most recent fiscal year ended March 31, 2005, shortly before this Proxy Statement was printed, the figures for amounts billed for the past fiscal year are good faith estimates and the actual figures may vary.

AUDIT FEES

       Audit Fees are fees related to the audit of and review of the Fund's financial statements included in annual reports and registration statements and other services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements. Aggregate Audit Fees billed to the Fund by the independent accountants for the fiscal years ended March 31, 2005 and March 31, 2004 were $60,000 (estimate) and $65,000, respectively.

AUDIT-RELATED FEES

       Audit-Related Fees are fees for assurance and related services provided by the independent accountants that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported as Audit Fees. In the Fund's fiscal year ended March 31, 2005 and March 31, 2004, Audit-Related Fees included certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters. Aggregate Audit-Related Fees billed to the Fund by the independent accountants for the fiscal years ended March 31, 2005 and March 31, 2004 were $4,500 (estimate) and $4,500, respectively.

TAX FEES

       Tax Fees are fees associated with tax compliance, tax advice and tax planning. Tax Fees in the Fund's fiscal years ended March 31, 2004 and March 31, 2005 were primarily for research and advice on tax matters. Aggregate Tax Fees billed to the Fund by the independent accountants for the fiscal years ended March 31, 2005 and March 31, 2004 were $15,000 (estimate) and $15,000, respectively. Please note that the Fund's tax year-end is December 31. Tax Fees for the fiscal year ended March 31, 2005 include amounts accrued but not yet billed by the independent accountants.

ALL OTHER FEES

       All Other Fees are fees for products and services provided by the independent accountants, other than the services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." Aggregate All Other Fees billed to the Fund by the independent accountants for the fiscal years ended March 31, 2005 and March 31, 2004 were $0 (estimate) and $0, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES; NON-AUDIT FEES BILLED TO ADVISER AND AFFILIATES

       Before the independent accountants are engaged to render (i) audit and non-audit services (including audit-related, tax and all other) to the Fund, and
(ii) non-audit services to the Fund's investment adviser or any control affiliate of the investment adviser that relate directly to the Fund's operations and financial reporting, the engagement is approved by the Fund's Audit Committee. A "control affiliate" of the

Fund's investment adviser is an entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund. The investment adviser and control affiliates are collectively referred to as "Adviser Entities."

       The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent accountants to Fund management.

       The pre-approval requirements described above for services to the Adviser Entities that provide ongoing services to the Fund (to the extent such services relate directly to the Fund's operations and financial reporting) became effective on May 6, 2003. During the fiscal years ended March 31, 2004 and March 31, 2005, there were no Audit-Related Fees, Tax Fees or All Other Fees billed to Adviser Entities that were required to be approved pursuant to these pre-approval requirements. None of the Audit-Related Fees, Tax Fees and All Other Fees required to be approved during these fiscal years were approved under the "de minimus" exception provided by applicable regulation.

AGGREGATE NON-AUDIT FEES

       The aggregate non-audit fees billed by PWC for services rendered to the Fund, and to the Adviser Entities for the last two fiscal years are set forth in the table below:

  -------------------------------------------------------------------------------------------
                                                                         AGGREGATE NON-AUDIT
                                                 NON-AUDIT FEES BILLED   FEES BILLED BY PWC
                                                   BY PWC TO ADVISER     TO FUND AND ADVISER
                                                 ENTITIES THAT PROVIDE  ENTITIES THAT PROVIDE
        FISCAL YEAR           NON-AUDIT FEES     ON-GOING SERVICES TO    ONGOING SERVICES TO
          ENDING            BILLED TO THE FUND         THE FUND               THE FUND
        -----------         ------------------   ---------------------  ---------------------
  -------------------------------------------------------------------------------------------
      March 31, 2005             $19,500                  $0                  $19,500
  -------------------------------------------------------------------------------------------
      March 31, 2004             $19,500                  $0                  $19,500
  -------------------------------------------------------------------------------------------

COMPENSATION OF MANAGERS AND MANAGER NOMINEES

       Each Manager is compensated at the rate of $6,000 per annum plus $1,000 per Board meeting attended. The Fund also reimburses the Managers for meeting-related expenses. The Fund provides no pension or retirement benefits to the Managers.

       The following table shows aggregate compensation paid to the current Managers and Manager Nominee by the Fund and total compensation from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. All compensation is reported for the Fund's fiscal year ended March 31, 2005.

  ---------------------------------------------------------------------------------------------
                                              PENSION OR
                                              RETIREMENT        ESTIMATED           TOTAL
                                               BENEFITS           ANNUAL         COMPENSATION
         NAME OF            AGGREGATE         ACCRUED AS        RETIREMENT         FROM THE
     MANAGER/MANAGER       COMPENSATION      PART OF FUND     BENEFITS UPON     FUND AND FUND
         NOMINEE          FROM THE FUND        EXPENSES         RETIREMENT         COMPLEX
     ---------------      -------------      ------------     -------------     -------------
  ---------------------------------------------------------------------------------------------
  MANAGERS
  ---------------------------------------------------------------------------------------------
  Thomas W. Brock            $11,500             None              None            $28,125*
  ---------------------------------------------------------------------------------------------
  Thomas G. Yellin           $12,500             None              None            $29,125*
  ---------------------------------------------------------------------------------------------



                                         MANAGER NOMINEE
  ---------------------------------------------------------------------------------------------
  Alan Brott                 $12,500             None              None            $29,125*
  ---------------------------------------------------------------------------------------------

* Serves on the boards of two investment companies in the Fund Complex, in addition to serving on the Board of the Fund.

       The table below sets forth the dollar range of equity securities beneficially owned as of the Record Date by each Manager and Manager Nominee in the Fund, and, on an aggregate basis, in any registered investment companies overseen by the Manager or Manager Nominee in the "family of investment companies" that includes the Fund.

  ------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF
                                                                  EQUITY SECURITIES IN ALL
                                                                   REGISTERED INVESTMENT
                                                                   COMPANIES OVERSEEN BY
             NAME OF                                             MANAGER/MANAGER NOMINEE IN
         MANAGER/MANAGER             DOLLAR RANGE OF EQUITY         FAMILY OF INVESTMENT
             NOMINEE                 SECURITIES IN THE FUND              COMPANIES
         ---------------             ----------------------      --------------------------
  ------------------------------------------------------------------------------------------
  MANAGERS
  ------------------------------------------------------------------------------------------
  Thomas W. Brock                             None                          None
  ------------------------------------------------------------------------------------------
  Thomas G. Yellin                            None                          None
  ------------------------------------------------------------------------------------------



                                       MANAGER NOMINEE
  ------------------------------------------------------------------------------------------
  Alan Brott                                  None                          None
  ------------------------------------------------------------------------------------------

       As of the Record Date, the Independent Managers and their immediate family members did not own, beneficially or of record, any securities in the Adviser, or in any persons (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

                                   PROPOSAL 2
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

       The Board is proposing that Investors approve a new Investment Advisory Agreement to be entered into between the Fund and Liberty Asset Management Company (the "Proposed Adviser"). A form of the proposed Investment Advisory Agreement (the "Proposed Investment Advisory Agreement") is attached as Appendix C.

       The Proposed Investment Advisory Agreement contains provisions substantially similar to and does not differ significantly in substance from the current Investment Advisory Agreement between the Fund and BACAP under which investment advisory services are currently provided to the Fund. The management fee rate provided in the Proposed Investment Advisory Agreement is identical to the fee rate provided in the current Investment Advisory Agreement. The differences are described below under "Information Concerning the Proposed Investment Advisory Agreement."

REASONS FOR THE PROPOSAL AND MANAGEMENT RECOMMENDATION

       Fund management recently recommended to the Board that, due to organizational realignments of entities supporting Bank of America's investment management business, the Proposed Adviser replace BACAP as investment adviser for the Fund. The Proposed Adviser and BACAP are both indirect, wholly-owned subsidiaries of Bank of America Corporation.

       The Bank of America investment management group is in the process of consolidating the oversight of various financial products into the Proposed Adviser. The investment professionals and other personnel within BACAP who are primarily responsible for performing BACAP's responsibilities as investment adviser to the Fund are proposed to become officers or employees of the Proposed Adviser, and in that capacity will perform the same functions with respect to the Fund as they now perform in their capacity as officers or employees of BACAP.

       The Board met on March 28, 2005 to consider the approval of the Proposed Investment Advisory Agreement with the Proposed Adviser. The Board, on behalf of the Fund, requested and reviewed various materials relating to the Proposed Adviser, including materials furnished by the Proposed Adviser. These materials included information about the Proposed Adviser's personnel, organizational structure, operations and financial condition. At the Board meeting, the Board had the opportunity to meet with the representatives of the Proposed Adviser.

       The Board gave particular consideration to matters relating to the organizational capabilities of the Proposed Adviser, including:

        -- the fact that substantially all of the key personnel of BACAP who currently are involved in providing services to the Fund are also, or will become, employees of the Proposed Adviser and will continue to provide services to the Fund if the Proposed Investment Advisory Agreement is approved;

        -- the investment approach currently employed by BACAP and intended to be employed by the Proposed Adviser in the management of the Fund;

        --   the research capabilities of the Proposed Adviser;

        -- the nature of the Proposed Adviser and the Proposed Adviser's experience and resources, including the experience of relevant personnel (including those presently employed by BACAP) and the availability of these resources following the expected reorganization of certain BACAP personnel and resources to the Proposed Adviser; and

        -- the Proposed Adviser's resources, practices and procedures to address regulatory compliance matters.

       The Board concluded that the Proposed Adviser has sufficient resources to fulfill effectively the Proposed Adviser's duties under the Proposed Investment Advisory Agreement and that the Proposed Adviser appeared prepared to manage the Fund's investment program and fulfill the Proposed Adviser's fiduciary duties as investment adviser to the Fund. The Board also concluded that the fact that the Proposed Adviser would have personnel familiar with the Fund and would employ an investment approach the same as that employed by BACAP meant that a transition to the Proposed Adviser as the Fund's investment adviser should not be disruptive to the Fund.

       The Board also considered other information of the type regularly reviewed when evaluating whether to continue or approve an advisory agreement, including:

        -- the terms of the Proposed Investment Advisory Agreement, which the Board noted were substantially the same as those of the Fund's current Investment Advisory Agreement;

        -- the standard of care applicable to the Proposed Adviser under the Proposed Investment Advisory Agreement;

        -- the Fund's investment performance and expense ratio and the investment performance and expense ratio of other investment companies with similar investment styles to the Fund;

        -- the structure of, and the method used to determine, the compensation of portfolio managers;

        -- information regarding the fees paid by certain similar registered and private funds managed by BACAP and the Proposed Adviser; and

        -- information compiled by BACAP and a third party intended to indicate average performance over various periods by the universe of fund of hedge fund products and information with respect to the Fund's performance under different market conditions and during different phases of market cycles, the volatility of such returns, and other factors identified by BACAP as contributing to performance.

       The Board concluded that the scope and quality of services to be provided to the Fund under the Proposed Investment Advisory Agreement was consistent with the Fund's operational requirements. In reaching this conclusion, the Board considered the Fund's experience and performance under the current Investment Advisory Agreement, under which BACAP provides the same services as the Proposed Adviser is proposed to provide under the Proposed Investment Advisory Agreement.

       The Board then gave substantial consideration to the fees payable under the Proposed Investment Advisory Agreement, including:

        -- the actual dollar amount of fees to be paid to the Proposed Adviser (based on amounts paid to BACAP under the current Investment Advisory Agreement) and the Proposed Adviser's anticipated expenses in providing its services, and the fact that the Proposed Adviser or its affiliates provide other services to the Fund and its Investors and receive payment for these services;

        -- so-called "fallout benefits" to the Proposed Adviser, such as any incremental increase to its reputation derived from serving as investment adviser to the Fund; and

        -- a comparison of the fees payable under the Proposed Investment Advisory Agreement to fees paid under investment advisory agreements to investment advisers serving other investment companies with similar investment programs to the Fund, which assisted the Board in evaluating the reasonableness of the fees to be paid to the Proposed Adviser.

       The Board also considered the effective fees under the Proposed Investment Advisory Agreement, as a percentage of assets at different Fund asset levels, and possible economies of scale to the Proposed Adviser. In this regard the Board considered the amount of assets in the Fund; the information provided by the Proposed Adviser relating to its estimated costs; and information comparing the fee rate to be charged by the Proposed Adviser (which does not include fee breakpoints) with fee rates charged by other unaffiliated investment managers to their clients. The Board also took into account the arrangement currently in place under which BACAP absorbed certain expenses of the Fund to cap the Fund's expense ratio, and that the Fund was expected to benefit from a similar arrangement if the Proposed Adviser were retained as investment adviser.

       After deliberation, the Board concluded that the fees to be paid to the Proposed Adviser under the Proposed Investment Advisory Agreement were reasonable in light of the services the Proposed Adviser would provide, its costs and the reasonably foreseeable Fund asset levels.

       The Board then voted to recommend the Proposed Investment Advisory Agreement to the Fund's Investors for their approval. For the reasons described above, the Board unanimously recommends that Investors of the Fund vote to approve the Proposed Investment Advisory Agreement.

INFORMATION CONCERNING THE CURRENT ADVISER

       BACAP is a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). BACAP has its principal offices at 101 S. Tryon Street, Charlotte, North Carolina 28255. As of December 31, 2004, BACAP had approximately $124 billion in assets under management.

       The following person is an officer and/or manager of BACAP and an officer of the Fund: Lawrence R. Morgenthal (President of the Fund and Managing Director of BACAP).

       The following table sets forth the names, addresses, positions, and principal occupations of BACAP's principal executive officer, other officers, and managers.

  ------------------------------------------------------------------------------------------
                                      CURRENT POSITION(S)
         NAME AND ADDRESS                  WITH BACAP             PRINCIPAL OCCUPATION(S)
         ----------------             -------------------         -----------------------
  ------------------------------------------------------------------------------------------
  Keith Banks                     President and Manager         Columbia Management
  100 Federal Street              (chief executive officer)     Group (Chief Executive
  Boston, MA 02110                                              Officer, Chief Investment
                                                                Officer and President)
  ------------------------------------------------------------------------------------------
  Roger Sayler                    Managing Director and         Columbia Management Group,
  590 Madison Avenue              Manager                       Inc. (Chief Operating
  New York, NY 10022                                            Officer)
  ------------------------------------------------------------------------------------------
  Peter Taube                     Chief Financial Officer and   Columbia Management Group
  40 West 57th Street             Treasurer                     (Senior Vice President,
  New York, NY 10019                                            Finance)
  ------------------------------------------------------------------------------------------
  Mary Mullin                     Chief Compliance Officer      Columbia Management Group
  40 West 57th Street                                           (Senior Vice President,
  New York, NY 10019                                            Corporate Compliance)
  ------------------------------------------------------------------------------------------

       BACAP is a wholly-owned subsidiary of Bank of America, N.A, and a wholly-owned indirect subsidiary of Bank of America Corporation. Bank of America Corporation is located at 100 N. Tryon Street, Charlotte, North Carolina 28255.

INFORMATION CONCERNING THE PROPOSED ADVISER

       The Proposed Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. The Proposed Adviser provides investment management services to the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Columbia Management Multi-Strategy Hedge Fund, LLC, three closed-end management investment companies. The Proposed Adviser has its principal offices at One Financial Center, Boston, Massachusetts 02110. As of December 31, 2004, the Proposed Adviser had approximately $1.7 billion in assets under management.

       The following persons are officers and/or directors of the Proposed Adviser and officers of the Fund: Lawrence R. Morgenthal (President of the Fund, and Executive Vice President of the Proposed Adviser); David A. Rozenson (Secretary and Chief Legal Officer of the Fund and Assistant Secretary of the Proposed Adviser).

       The following table sets forth the names, addresses, positions, and principal occupations of the Proposed Adviser's principal executive officer, other officers, and directors.

  ----------------------------------------------------------------------------------------------
                                         CURRENT POSITION(S)
          NAME AND ADDRESS            WITH THE PROPOSED ADVISER       PRINCIPAL OCCUPATION(S)
          ----------------            -------------------------       -----------------------
  ----------------------------------------------------------------------------------------------
  Keith Winn                        President, Director (chief     Bank of America (Senior Vice-
  100 Federal Street, 25th Floor    executive officer)             President, Group Executive,
  Boston, MA 02110                                                 Investment Services Group)
  ----------------------------------------------------------------------------------------------
  Sandra Spies                      Executive Vice President,      Bank of America (Director,
  100 Federal Street, 3rd Floor     Director                       Consulting Services Group)
  Boston, MA 02110
  ----------------------------------------------------------------------------------------------
  Daniel McNamara                   Executive Vice President       Bank of America (Managing
  100 Federal Street, 3rd Floor                                    Director, Consulting Services
  Boston, MA 02110                                                 Group)
  ----------------------------------------------------------------------------------------------
  Lawrence R. Morgenthal            Executive Vice President       Bank of America (Managing
  40 West 57th Street, 33rd Floor                                  Director, Alternative
  New York, NY 10019                                               Investment Group)
  ----------------------------------------------------------------------------------------------
  Kevin O'Shea                      Executive Vice President       Bank of America (Managing
  100 Federal Street, 3rd Floor                                    Director, Retirement Plan
  Boston, MA 02110                                                 Services)
  ----------------------------------------------------------------------------------------------
  C. Brooks Englehardt              Executive Vice President       Bank of America (Director,
  100 Federal Street, 3rd Floor                                    Regional Investment
  Boston, MA 02110                                                 Consultants, Consulting
                                                                   Services Group)
  ----------------------------------------------------------------------------------------------
  Alpesh Rathod                     Chief Compliance Officer       Bank of America (Vice
  40 West 57th Street, 33rd Floor                                  President, Senior Compliance
  New York, NY 10019                                               Manager)
  ----------------------------------------------------------------------------------------------

       The Proposed Adviser is a direct wholly-owned subsidiary of Columbia Management Group, Inc. which in turn is wholly-owned by Fleet National Bank, which in turn is wholly-owned by Bank of America Corporation.

       The Proposed Adviser currently serves as the investment adviser to the Columbia Management Multi-Strategy Hedge Fund, LLC. The Columbia Management Multi-Strategy Hedge Fund, LLC is a specialized investment vehicle that is registered under the 1940 Act as a closed-end, non-diversified, management investment company and invests in a portfolio of partnerships and other investment vehicles that pursue non-traditional investment strategies. As of March 31, 2005, the Columbia Management Multi-Strategy Hedge Fund, LLC had approximately $170 million in assets under management. For its investment management services to the Columbia Management Multi-Strategy Hedge Fund, LLC, the Proposed Adviser receives an annual management fee of 1.0%, payable monthly, based on average net assets. In addition, the Proposed Adviser is also entitled to receive a special incentive allocation equal to 10% of the amount, if any, in excess of (a) profit net of losses (after taking into account expenses, including the management fee) allocated to each investor's capital account over
(b) the greater of (i) the hurdle rate which is equal to the rate of return for the one year U.S. Treasury Note and (ii) the balance of any loss carryforwards from prior periods. The Proposed Adviser is also reimbursed up to $25,000 per calendar year for any out-of-pocket expenses in connection with providing investment management services to the Columbia Management Multi-Strategy Hedge Fund, LLC.

INFORMATION CONCERNING THE CURRENT INVESTMENT ADVISORY AGREEMENT

       BACAP serves as the current investment adviser for the Fund pursuant to the Fund's current Investment Advisory Agreement. Under the current Investment Advisory Agreement, BACAP is responsible for, subject to the supervision and control of the Board, (i) regularly providing investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund, (ii) developing, implementing and supervising continuously the investment program of the Fund and the composition of its portfolio and determining what securities shall be purchased and sold by the Fund, (iii) arranging for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund, and (iv) taking such further actions with respect to the foregoing as the Adviser deems necessary or advisable.

       In consideration of services provided by the Adviser, the Fund pays the Adviser a management fee computed at the annual rate of 1.25% of the aggregate value of outstanding interests, determined no less frequently than quarterly, before reduction for any repurchases of interests or the Incentive Allocation (as defined below). In addition, the Adviser serves as the Special Advisory Member of the Fund and receives in that capacity a performance-based allocation in accordance with the terms of the Fund's Limited Liability Company Agreement. For each fiscal year in which an Investor has earned an annualized return on its capital account greater than 6% (the "Hurdle Rate"), 10% of the excess of the net profits over the Hurdle Rate and any Loss Carryforward (as defined below) will be reallocated to the Adviser (the "Incentive Allocation"). Specifically, with respect to an Investor, the Incentive Allocation generally will be made as of the end of each fiscal year and upon the repurchase by the Fund of the Investor's interest (or any portion thereof). Under the loss carryforward provision (described in detail in the Fund's Limited Liability Company Agreement), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the capital account of such Investor has been offset by subsequent net profits (the "Loss Carryforward"). If an Investor's capital account is reduced (as a result of a Fund repurchase of an Investor's interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

       The current Investment Advisory Agreement provides that the Adviser is not liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents (collectively, the "Affiliates") in the performance of their duties under the Investment Advisory Agreement, or from reckless disregard by the Adviser or its Affiliates of their obligations or duties under the Investment Advisory Agreement.

       The current Investment Advisory Agreement, dated April 1, 2003, was approved by the Fund's initial Investor in connection with the organization of the Fund, and was last approved by the Managers at a meeting held for that purpose on March 28, 2005. The current Investment Advisory Agreement remains in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, by the vote of a majority of the Independent Managers, cast in person at a meeting called for that purpose. The current Investment Advisory Agreement provides for termination by the Board or by the Fund's Investors (by a vote of "a majority of the outstanding voting securities" of the Fund) without penalty at any time on sixty (60) days' written notice to BACAP, or by BACAP on sixty (60) days' written notice to the Fund. The current Investment Advisory Agreement will be terminated if and when the Proposed Investment Advisory Agreement becomes effective.

       During the fiscal year ended March 31, 2005, the aggregate fees that the Adviser received under the current Investment Advisory Agreement, including Incentive Allocations, were approximately $957,500

(estimate). During the fiscal year ended March 31, 2005, the Fund paid the following fees to BACAP's affiliates: $186,000 (estimate) to BACAP Distributors, LLC for administration services and $186,000 (estimate) to BACAP Distributors, LLC for investor services. Investors may pay a front-end load in connection with their investments in the Fund.

INFORMATION CONCERNING THE PROPOSED INVESTMENT ADVISORY AGREEMENT

       The Proposed Investment Advisory Agreement contains provisions substantially similar to the current Investment Advisory Agreement. The Proposed Adviser is required to provide the same services to the Fund, and is entitled to the same management fee and incentive allocation, as is provided for in the Fund's current Investment Advisory Agreement with BACAP and outlined in the preceding paragraphs. The dates of execution, effectiveness and initial term of the Proposed Investment Advisory Agreement will be different from those of the current Investment Advisory Agreement. In addition, the governing law has changed from North Carolina to Massachusetts, and a provision has been added stating that the Fund may pay compensation to its chief compliance officer if the Board of Managers expressly so authorizes, regardless of whether the Fund's chief compliance officer is also an employee of the Proposed Adviser or its affiliates. For a complete understanding of the Proposed Investment Advisory Agreement, please refer to Appendix C.

       If approved by Investors, the Proposed Investment Advisory Agreement will continue in effect until October 31, 2006 and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or by the Board, and, in either event, by the vote of a majority of the Managers who are not parties to the Proposed Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for this purpose.

       If the Proposed Investment Advisory Agreement is not approved by the Investors of the Fund, the Managers of the Fund will consider what other action is appropriate based upon the best interests of the Fund's Investors. Until that decision is made, the current Investment Advisory Agreement will continue in effect if the Proposed Investment Advisory Agreement is not approved by the Investors of the Fund.

                                 OTHER BUSINESS

       The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Investors that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in their discretion.

                               OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

       To the knowledge of the Fund, as of the Record Date, no current Manager of the Fund held any investment in the Fund, and the officers and Managers of the Fund owned, as a group, less than 1% of the outstanding capital account balances of the Fund.

       Appendix D to this Proxy Statement lists the persons that, to the knowledge of the Fund, held beneficially 5% or more of the outstanding interests in the Fund (measured by capital account balances, exclusive of capital accounts of any Special Advisory Member) as of the Record Date.

VOTE REQUIRED AND RECOMMENDATION

       Approval of the election of Mr. Brott to serve as a Manager of the Fund requires the affirmative vote of a plurality of votes cast at the Special Meeting. Approval of the Proposed Investment Advisory Agreement requires the affirmative vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (measured by capital account balances, exclusive of capital accounts of any Special Advisory Member).

       THE BOARD OF MANAGERS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

EXPENSES

       BACAP will bear the expenses incurred in connection with the Special Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

SOLICITATION OF PROXIES

       Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Adviser or the Fund's placement agents may also solicit without compensation by telephone, e-mail or personal contact.

ADVISER

       BACAP is the Fund's investment adviser, with principal offices at 101 S. Tryon Street, Charlotte, North Carolina 28255.

ADMINISTRATOR

       BACAP Distributors, LLC, 101 S. Tryon St., Charlotte, North Carolina 28255, serves as administrator of the Fund (the "Administrator"). The Administrator provides, or arranges to provide, certain accounting, administrative and transfer agency services to the Fund. The Administrator and the Fund have retained SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19956, to provide certain sub-administrative services.

DISTRIBUTOR

       BACAP Distributors, LLC, 101 S. Tryon Street, Charlotte, North Carolina 28255, an affiliate of the Adviser, serves as the Fund's distributor.

INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036 serves as the Fund's independent public accountants.

OFFICERS OF THE FUND

       Officers of the Fund are elected annually by the Board and hold office until their successors are elected or appointed or until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Fund, together with their positions with the Fund and their principal occupations for the last five years, are listed on Appendix E.

INVESTOR PROPOSALS AND COMMUNICATIONS WITH THE BOARD

       The Fund is not required to hold annual meetings of Investors and currently does not intend to hold meetings unless Investor action is required under the 1940 Act. Investors holding 25% or more of the total number of votes eligible to be cast by Investors may call an Investor meeting. Due to the limited number of Investors in the Fund, the Board has not adopted formal procedures for Investor communications with the Board. Any Investor proposals for any future meetings of Investors must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for the such meeting.

DELIVERY OF PROXY STATEMENT

       The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more Investors sharing the same address by delivering a single proxy statement addressed to those Investors. This practice, which is commonly referred to as "householding," potentially means extra convenience for Investors and cost savings for companies. We are only delivering one proxy statement to multiple Investors sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your financial adviser or placement agent or direct a written request to the Fund, 40 West 57th Street, New York, NY 10019, or call toll free (888) 786-9977, and we will deliver a separate copy of the proxy statement to you promptly. Investors who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their financial adviser or placement agent or the Fund directly.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Managers and certain officers, the investment adviser, certain persons affiliated with the investment adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission. Managers, officers, and greater than 10% Investors are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

       Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during the fiscal year ended March 31, 2005, these persons complied with all such applicable filing requirements.

       PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                   David A. Rozenson, Secretary
                                                   April 22, 2005

                                   APPENDIX A

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                          NOMINATING COMMITTEE CHARTER

                                January 13, 2003

SECTION 1. MEMBERSHIP

       (a) The Nominating Committee ("Committee") of the Board of Managers (the "Board") of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") shall be composed of Managers who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who are appointed by the Board from time to time.

       (b)     The Committee shall appoint its Chairperson.

SECTION 2. PURPOSES

       (a) The Committee shall oversee the composition of both the Board and the various committees of the Fund to ensure that competent and capable candidates fill these positions.

       (b) The Committee shall ensure that the selection of each Manager is conducted in such a fashion so as to enhance the independence of disinterested managers whose primary loyalty is to the Investors of the Fund.

SECTION 3. DUTIES AND POWERS

       (a) The Committee shall review candidates for, and make nominations of independent managers to the Board. In carrying out this duty, the Committee shall:

             (i) evaluate the candidates' qualifications and their independence from the Fund's investment adviser and other principal service providers;

             (ii) select persons who are "independent" in terms of both the letter and the spirit of the 1940 Act; and

             (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers.

       (b) The Committee shall periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new Managers.

       (c) The Committee shall review the membership of each committee established by the Board.

SECTION 4. PROCEDURAL MATTERS

       (a)     The Committee shall meet periodically as it deems necessary.

       (b) The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

       (c) The Committee shall prepare minutes of and report to the Board on its meetings.

       (d) The Committee shall have the authority to make reasonable expenditures, including expenditures to retain experts and counsel, related to the aforementioned duties and tasks that will be reimbursed by the Fund.

                                   APPENDIX B

                        BACAP OPPORTUNITY STRATEGY, LLC
                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                            AUDIT COMMITTEE CHARTER

       1. Composition. The Audit Committees shall be composed entirely of Board members who are not "interested" persons of the BACAP Opportunity Strategy, LLC, BACAP Alternative Multi-Strategy Fund, LLC or Columbia Management Multi-Strategy Hedge Fund, LLC (each a "Fund" and, collectively, the "Funds") or any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, to any Fund. The full Board of Managers shall designate the members of the Committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

       2. Oversight. The function of each Audit Committee is oversight. Management* and the internal accounting staff are primarily responsible for the preparation of a Fund's financial statements and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits. The independent auditors for the Funds are accountable to the Funds' Boards and Audit Committees. The Audit Committees have the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as have the full Boards.

       3. Specific Responsibilities and Powers. Each Fund's Audit Committee has the responsibility and power to:

       (a) (i) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund's system of internal controls; (ii) review with management and the independent auditors: any significant audit findings related to the Fund's systems for accounting, reporting and internal controls; and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

       (b) approve, and recommend to the full Board for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor;

       (c) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules;

------------------------------------

* For purposes of this Charter, the term management means the appropriate officers of a Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors). Also for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of a Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors).

       (d) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser (except a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

       (e) consider management reports from the auditor and discussions with management to identify: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund;

       (f) (i) ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; (ii) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iii) recommend that the Board take appropriate action in response to such formal written statement to satisfy themselves of the independent auditors' independence;

       (g) meet with the Fund's independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Fund's financial statements and reports and to report the result of such meetings to the full Board; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services; (iii) discuss any matters of concern arising in connection with the audits of the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of audits; (iv) consider the quality and adequacy of the internal accounting staff; (v) consider the independent auditors' comments with respect to the appropriateness and adequacy of the Fund's financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Fund's operations) and review management's responses thereto; (vi) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec. 380) requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;

       (h) consider the effect on the Fund of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes in service providers, such as Fund accountants or administrators, that could impact the Fund's internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

       (i) review the fees charged by the independent auditors for audit and non-audit services; and

       (j) report its activities to the full Board on a regular basis and make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

       4. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Audit Committee members), as it deems appropriate from time to time. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

       5.       Miscellaneous.

             (a) A Fund's Audit Committee shall meet at least twice annually and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.

             (b) A Fund's Audit Committee shall be available at all times to meet with appropriate officers of the Fund and with internal accounting staff for consultation on audit, accounting and related financial matters.

             (c) A Fund's Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.

Approved: March 28, 2005

                                   APPENDIX C

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                         INVESTMENT ADVISORY AGREEMENT

       AGREEMENT, made as of the 27th day of May, 2005, by and between BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC, a Delaware limited liability company (the "Fund"), and LIBERTY ASSET MANAGEMENT COMPANY, a Delaware limited liability company (the "Adviser").

                                   WITNESSETH

       WHEREAS, the Fund intends to engage in business as a non-diversified, closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act");

       WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser;

       WHEREAS, the Fund desires to retain the Adviser to render investment advisory and other services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

       WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions.

       NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Fund and the Adviser agree as follows:

1.       GENERAL PROVISIONS.

       The Fund hereby retains the Adviser to act as the investment adviser to the Fund and to perform for the Fund such duties and functions as are hereinafter set forth. In rendering services under this Agreement, the Adviser shall, as applicable, conform to (a) the provisions of the Investment Company Act and any rules or regulations thereunder; (b) any other applicable provisions of Federal or state law; (c) the provisions of the Limited Liability Company Agreement of the Fund, as amended from time to time (the "LLC Agreement"); (d) the policies and determinations of the Fund's Board of Managers (the "Board"),
(e) the investment policies and investment restrictions of the Fund as reflected in the registration statement of the Fund under the Investment Company Act or as such policies may, from time to time, be amended; and (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any members of the Board or officers of the Fund with respect to any matters dealing with the business and affairs of the Fund, including the valuation of any of the portfolio securities of the Fund.

2.       INVESTMENT MANAGEMENT.

       (a) The Adviser shall, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange, subject to the provisions of paragraph 6 hereof, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable.

       (b) Notwithstanding subparagraph 2(a), and provided that the Fund shall not be required to pay any compensation for services other than as provided by the terms of this Agreement, including the provisions of paragraph 6 hereof, the Adviser may: (i) obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and investors of the Fund ("Investors") as may be required to comply with applicable provisions of the Investment Company Act, to provide the Fund with any or all of the investment advisory services required to be provided by the Adviser under this Agreement.

       (c) Nothing in this Agreement shall prevent the Adviser or any affiliate thereof from acting as investment adviser for any other person, firm, fund, corporation or other entity and shall not in any way limit or restrict the Adviser, or any of its affiliates, or their respective directors, officers, stockholders or employees from buying, selling or trading any securities or other investments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Investment Advisers Act. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Adviser (or any affiliate) to be suitable for two or more accounts managed by the Adviser (or any affiliate), the available securities or investments may be allocated in a manner believed by the Adviser (or the affiliate) to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

3.       REPORTS.

       The Fund shall, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

4.       ALLOCATION OF EXPENSES.

       All costs and expenses of the Fund not expressly assumed by the Adviser under this Agreement, shall be paid by the Fund, including, but not limited to:
(a) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, reasonable out of pocket expenses incurred in monitoring and evaluating private investment funds in which the Fund invests ("Underlying Funds") and the managers of such funds, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on non-U.S. dividends; (b) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws; (c) the costs and expenses of holding meetings of the Board and any meetings of Investors, including costs associated with the preparation and dissemination of proxy materials; (d) the fees and disbursements of Fund counsel, legal counsel to the Managers of the Fund, if any, who are not "interested persons" as defined by the Investment Company Act and the rules thereunder, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund; (e) the Management Fee (as defined below); (f) the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund; (g) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board; (h) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors; (i) any entity-level taxes; and (j) such other expenses as may be approved by the Board. The Fund is also responsible for paying its ratable share of the fees and expenses of the Underlying Funds. Any officers or employees of the Adviser (or any entity controlling, controlled by, or under common control with the Adviser) who may also serve as officers, Managers or employees of the Fund shall not receive any compensation from the Fund for their services, provided, however, that notwithstanding the foregoing, the Fund may pay compensation to, and expenses of, the Fund's chief compliance officer to the extent that the Board expressly so authorizes, regardless of whether such officer is also an officer or employee of the Adviser (or any entity controlling, controlled by, or under common control with the Adviser).

5.       COMPENSATION OF THE ADVISER.

       (a) Management Fee. In consideration of the services provided by the Adviser under this Agreement, the Fund agrees to pay the Adviser a management fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate value of outstanding limited liability company interests of the Fund ("Interests") determined no less frequently than quarterly (before any repurchases of Interests or the Incentive Allocation (as defined below)).

       (b) Incentive Allocation. The Adviser shall have the right as provided by the LLC Agreement to serve as the Special Advisory Member of the Fund and to receive in such capacity a performance-based allocation in accordance with the terms of the LLC Agreement (the "Incentive Allocation"). The Incentive Allocation, if any, will be computed and credited to the capital account of the Special Advisory Member as provided by the LLC Agreement.

6.       PORTFOLIO TRANSACTIONS AND BROKERAGE.

       (a) The Adviser shall be responsible for the selection of brokers or dealers to execute the Fund's portfolio transactions. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Adviser generally shall seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of the brokerage services provided, and such brokerage firm's risk in positioning a block of securities.

       (b) Consistent with the principle of seeking best price and execution in connection with the Fund's portfolio transactions, the Adviser shall have discretion, in the interests of the Fund, to place orders for the Fund with brokers or dealers that provide the Adviser with research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), including, without limitation, supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, which may assist the Adviser in managing the assets of the Fund or other accounts for which the Adviser or any affiliate of the Adviser exercises "investment discretion" (as that term is defined in Section 3(a)(35) of the 1934 Act). The Adviser shall have discretion to cause the Fund to pay such brokers or dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Adviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or its affiliates with respect to accounts as to which they exercise investment discretion. In reaching such determination, the Adviser will not be required to place or attempt to place a specific dollar value on the brokerage or research services provided or being provided by such broker or dealer. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Board were reasonable in relation to the benefits to the Fund.

       (c) The Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker or dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible brokers or dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund.

       (d) The Fund recognizes that a broker or dealer affiliated with the Adviser (i) may act as one of the regular brokers for the Fund so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act to be within the permissible level of such commissions.

       (e) Subject to the foregoing provisions of this paragraph 6, the Adviser may also consider sales of Interests as a factor in the selection of brokers or dealers for its portfolio transactions.

7.       DURATION.

       (a) This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 11 hereof, this Agreement shall remain in effect through October 31, 2006 and thereafter shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Board or by the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act), subject in such case to the approval by a vote of the majority of the Managers who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act and the rules thereunder) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

8.       DISCLAIMER OF MEMBER OR MANAGER LIABILITY.

       (a) The Adviser understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Investor or Manager of the Fund personally, but bind only the Fund and the Fund's property.

       (b) The Adviser acknowledges that it has notice of the provisions of the LLC Agreement disclaiming Investor and Manager liability for acts and obligations of the Fund.

9.       EXCULPATION; INDEMNIFICATION.

       (a) The Adviser will use its best efforts in providing services to the Fund. The Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents (collectively, the "Affiliates") in the performance of their duties under this Agreement, or from reckless disregard by the Adviser or its Affiliates of their obligations or duties under this Agreement.

       (b) The Fund shall indemnify and hold harmless the Adviser and its Affiliates (each, an "Indemnified Person") against any and all losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under this Agreement, except those losses, claims, damages or liabilities resulting from willful misfeasance, bad faith or gross negligence in the performance by the Indemnified Persons of their duties under this Agreement, or the reckless disregard of their obligations or duties under this Agreement.

       (c) Notwithstanding any of the foregoing, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal securities laws, which under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

10.     ASSIGNMENT OR AMENDMENT.

       Any amendment to this Agreement shall be in writing and shall be subject to: (a) the approval of the Board, including the vote of a majority of the Managers who are not "interested persons," as defined by the Investment Company Act and the rules thereunder, of the Fund or the Adviser; and (b) the affirmative vote or written consent of the holders of a "majority of the outstanding voting securities," as defined by the Investment Company Act, of the Fund, to the extent a vote of security holders is required by the Investment Company Act. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

11.     TERMINATION.

       This Agreement may be terminated (a) by the Adviser at any time without penalty upon sixty (60) days' written notice to the Fund (which notice may be waived by the Fund); or (b) by the Fund at any time without penalty upon sixty
(60) days' written notice to the Adviser (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the Board or by the vote of the holders of a "majority of the outstanding voting securities," as defined by the Investment Company Act, of the Fund.

12.     NOTICES.

       Any notice or other communication required to be or that may be given hereunder shall be in writing and shall be delivered personally, telecopied, sent by certified, registered or express mail, postage prepaid or sent by national next-day delivery service and shall be deemed given when so delivered personally or telecopied, or if mailed, two days after the date of mailing, or if by next-day delivery service, on the business day following delivery thereto:

       (a)     If to the Fund, to:
               BACAP Alternative Multi-Strategy Fund, LLC
               40 West 57th Street
               New York, NY 10019
               Attention:   Lawrence Morgenthal
                             President
               Telecopier:  646-313-4708

       (b)     If to the Adviser, to:
               Liberty Asset Management Company
               100 Federal Street
               Boston, MA 02110
               Attention:   Keith Winn
                             President
               Telecopier:  617-434-0255

13.     QUESTIONS OF INTERPRETATION.

       This Agreement shall be governed by the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within The Commonwealth of Massachusetts (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.     DEFINITIONS.

       The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the terms and provisions of the Investment Company Act and the rules thereunder.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                      BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                                      By:
                                         ---------------------------------------
                                          Name: Lawrence Morgenthal
                                          Title:  President

                                      LIBERTY ASSET MANAGEMENT COMPANY

                                      By:
                                         ---------------------------------------
                                          Name: Keith Winn
                                          Title:  President

                                   APPENDIX D

       As of April 1, 2005, to the Fund's knowledge, the following entities or persons owned beneficially and of record more than 5% of the outstanding interests in the Fund:

-----------------------------------------------------------------
          NAME AND ADDRESS OF                PERCENT OF FUND
      BENEFICIAL AND RECORD OWNER            INTERESTS OWNED
-----------------------------------------------------------------
 NB Funding LLC                                   24.67%
 101 South Tryon Street
 Charlotte, NC 28255
-----------------------------------------------------------------

                                   APPENDIX E

       The following table provides information about the executive officers of the Fund. Officers of the Fund who are officers or employees of the Adviser or its affiliates are not compensated by the Fund.

----------------------------------------------------------------------------------------------
        NAME,                 POSITION HELD
       AGE AND              WITH THE FUND AND                 PRINCIPAL OCCUPATION
   MAILING ADDRESS        LENGTH OF TIME SERVED              DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------
 Lawrence M.            President since 2003       Managing Director, Banc of America Capital
 Morgenthal                                        Management, LLC since 2002; Senior Managing
 (Age 37)                                          Director, Weiss, Peck & Greer (an
 40 West 57th Street                               investment firm) from 1998 to 2002.
 New York, NY 10019
----------------------------------------------------------------------------------------------
 Patti A. Stoll         Vice President since 2004  Managing Director, Product Management,
 (Age 49)                                          Product Development and Marketing,
 100 Federal Street                                Alternative Investment Group, Bank of
 Boston, MA 02110                                  America Corporation, since April 2004;
                                                   Managing Director, Alternative Investments
                                                   Group, FleetBoston Financial, 1999 to 2004.
----------------------------------------------------------------------------------------------
 Eric D. Pisauro        Treasurer since 2004       Director, Alternative Investment Group
 (Age 35)                                          Funds' Operations and Administration, Bank
 40 West 57th Street                               of America since August 2004; Accounting
 New York, NY 10019                                Director of Alternative Investments, PFPC
                                                   Inc., September 2001 to July 2004; Vice
                                                   President and Controller of Quantitative
                                                   Financial Strategies, Inc. (a currency
                                                   hedge fund manager), May 1993 to September
                                                   2001.
----------------------------------------------------------------------------------------------
 David Rozenson         Secretary since 2003       Associate General Counsel, Bank of America
 (Age 50)                                          Corporation, since April 2004; Senior
 One Financial Center                              Counsel, FleetBoston Financial, 1996 to
 Boston, MA 02111                                  2004; Associate General Counsel, Columbia
                                                   Management Group, since November, 2002;
                                                   Secretary of the Liberty All-Star Funds,
                                                   since December, 2003.
----------------------------------------------------------------------------------------------
 Mary Joan Hoene        Chief Compliance Officer   Senior Vice President and Chief Compliance
 (Age 55)               since 2004                 Officer of the Columbia Funds, The Galaxy
 100 Federal Street                                Funds, Nations Funds and of the Liberty
 Boston, MA 02110                                  All-Star Funds since August 2004 and the
                                                   BACAP Registered Hedge Funds and Columbia
                                                   Management Multi-Strategy Hedge Fund since
                                                   October 2004 (formerly Partner, Carter,
                                                   Ledyard & Milburn LLP from January 2001 to
                                                   August 2004; Counsel, Carter, Ledyard &
                                                   Milburn LLP from November 1999 to December
                                                   2000; Vice President and Counsel, Equitable
                                                   Life Assurance Society of the United States
                                                   from April 1998 to November 1999).
----------------------------------------------------------------------------------------------

PROXY CARD                                                            PROXY CARD

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                   SPECIAL MEETING OF INVESTORS - MAY 27, 2005

     THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS OF THE
      FUND FOR THE SPECIAL MEETING OF INVESTORS TO BE HELD ON MAY 27, 2005.

The undersigned hereby appoints Eric Pisauro, David C. Lebisky and Christine Pierangeli as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Investors of BACAP Alternative Multi-Strategy Fund, LLC (the "Special Meeting") to be held at 2:00 p.m., Eastern Time, on May 27, 2005 at the offices of the Fund's agent, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion with respect to such other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR ANY ONE OR MORE OF THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED "FOR" ALL PROPOSALS AS TO WHICH NO SPECIFICATION IS MADE.

                             Date:_____________ ,____________

                             ___________________________________________________
                             Signature(s) (if held jointly)    (SIGN IN THE BOX)

                             NOTE: This proxy must be signed exactly
                             as your name(s) appears hereon. If
                             signing as an attorney, executor,
                             guardian or in some representative
                             capacity or as an officer of a
                             corporation, please indicate this by
                             adding an appropriate title. A proxy
                             with respect to an interest held in the
                             name of two or more persons is valid if
                             executed by one of them unless at or
                             before exercise of the proxy the Fund
                             receives specific written notice to the
                             contrary from any one of them.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
MANAGER NOMINEE AND "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

1. ELECTION OF MANAGER                FOR            WITHHOLD
                                    nominee          AUTHORITY
      ALAN BROTT                     listed         to vote for
                                                      nominee
                                                   listed at left

                                     [ ]               [ ]

                                     FOR             AGAINST             ABSTAIN

2. APPROVAL OF A NEW
   INVESTMENT ADVISORY AGREEMENT
   BETWEEN THE FUND AND LIBERTY
   ASSET MANAGEMENT COMPANY.

                                     [ ]               [ ]                  [ ]

                                    GRANT           WITHHOLD

3. TO TRANSACT SUCH OTHER
   BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY
   ADJOURNMENT THEREOF.

                                     [ ]               [ ]

   CHECK HERE IF YOU PLAN TO
   ATTEND THE MEETING
     (___ PERSON(S) WILL ATTEND).

                                     [ ]

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR CAPITAL ACCOUNT BALANCE. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

                                      24